Exhibit 10.7.12

1120 Pittsford-Victor Road
Pittsford, New York 14534

February 1, 2006

Mr. Richard A. Smith
Eschelon Telecom, Inc.
730 Second Avenue South
Suite 1200
Minneapolis, Minnesota 55402

RE:                 Amendment #12 to the Carrier Service Agreement between Eschelon Telecom, Inc. and Global Crossing Bandwidth, Inc.

Dear Mr. Smith:

Enclosed please find a fully executed original of the above-referenced document for your records.

Very truly yours,

/s/ Karen L. Markle
Karen L. Markle
Contract Administration

enclosures

EXECUTION COPY

AMENDMENT #12 TO CARRIER SERVICE AGREEMENT

ESCHELON TELECOM, INC.

January 20, 2006

This is Amendment #12 to the Carrier Service Agreement between Global Crossing Bandwidth, Inc., on behalf of itself and its affiliates that may provide a portion of the services hereunder (“Global Crossing”), and Eschelon Telecom, Inc. (“Eschelon” or “Customer”), dated August 25, 2000, as amended (the “Agreement”).

1.                                       Except as otherwise stated, capitalized terms used herein shall have the same meaning as set forth in the Agreement.

2.                                       Global Crossing’s Ancillary Fees Schedule, identified as Exhibit B under the Agreement, has been updated and is attached as Amended Exhibit B.

3.                                       The revised rates attached hereto shall be effective with Eschelon’s first full Billing Cycle following the execution of this Amendment #12 by Global Crossing.

4.                                       The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #12 shall remain in full force and effect.

5.                                       This Amendment #12 is effective as of the date signed by Global Crossing below.

Global Crossing Bandwidth, inc.		Eschelon Telecom, Inc.

By:	/s/ Cody Jenkins	By:	/s/ Richard A. Smith
	Cody Jenkins Vice President - Global Wholesale Voice Services		Richard A. Smith President and CEO

Date:	2/1/06	Date:	1/26/06

Amended Exhibit B

SCHEDULE OF ANCILLARY FEES

	NRC	MRC
Electronic Exchange: (“EE”)
Set-up Fee	$500
Monthly Recurring Charge for Service		$250
Call Detail Records (excluding EE) if applicable:
Per CD ROM Disk		$100
Programming charges to change format (per hour, per request)	$120
Dedicated & Switched Toll Free* Unbillable Call Detail Records:
Set-up Fee	$500
Monthly Recurring Charge for Service		$250

* Not including Carrier Toll-Free Transport Services

Toll-Free SMS Database Administration:	NRC	MRC
Global Crossing RespOrg Maintenance Service Charges*	$0	$0
Pass-through per active Global Crossing RespOrg Toll-Free No.	$0	$0.2600
Directory Assistance Listing Implementation	$15	$0
Directory Assistance Listing per Toll-Free Number	$0	$15

Voice Services ISDN PRI Signaling Charge:	NRC	MRC
Installation Fee (per d Channel)	$500
Monthly Service Charge ISDN Configuration (per d Channel)		$100

Voice Order Change Charge:	NRC
$100

* Global Crossing RespOrg Maintenance Service Charges include any special request RespOrg related activities when carriers are their own RespOrg. For Carriers utilizing Global Crossing’s RespOrg ID, this charge is not applicable.

Presubscribed Interexchange Carrier Charges (PICC): (Customer Specific Pricing)

Line Type	Maximum Charge
Residence Primary (per Line or Trunk)	$0
Residence Non-Primary (per Line or Trunk)	$0
Single Line Business Subscriber (per individual line or trunk)	$0
Multi-Line Business Subscriber (per individual line or trunk)	$2.78
ISDN BRI Subscriber (per facility)	$0
ISDN PRI, T-l (per facility)	$0
ISDN BRI Residential	$0
Centrex Subscriber (per individual station line)	$2.78

Association Charge:

Upon new account set-up, Customer will be provided one (1) unique customer identifier (“Association ID”). Requests for each additional Association ID will be charged a monthly recurring charge (MRC) of $200.

Local Loop Charges:

All local loop monthly recurring and non-recurring (installation) charges shall be on a case-by-case basis, based upon vendor, mileage, location, circuit speed and term.

Local Loop Cancellation Charges:

Prior To Installation: Customer will be charged all applicable installation charges plus any other charges incurred in accordance with Section 4.8 of the Agreement

Post Installation: Customer will be assessed pass-through early termination or cancellation charges from Global Crossing’s underlying access provider.